SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 14, 2016.

MFS® Institutional Large Cap Value Fund

The Board of Trustees of the fund has approved and adopted a Plan of Liquidation and Termination as of September 13, 2016 pursuant to which the assets of the fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the fund will be distributed to shareholders.  The effective date of the plan is November 30, 2016 (the "Liquidation Date").  Shareholders of record as of the close of business on November 29, 2016, will receive the cash equivalent of their proportionate interest in the fund on the Liquidation Date or as soon as practicable thereafter.  Shareholder approval of the liquidation is not required.

Prior to the liquidation the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.

Suspension of Sales.  After September 28, 2016, the fund will be closed to all purchases except by existing investors and dividend reinvestment or other automatic investment plan programs.  After November 28, 2016, the fund will be closed to all investment.  MFS may authorize exceptions to this closure on a case-by-case basis.

Alternatives.  At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the fund at net asset value pursuant to the procedures set forth under "How to Purchase, Redeem and Exchange Shares."

Holders through Financial Intermediaries.  If you are invested in the fund through a financial intermediary, please contact that financial intermediary if you have any questions.

U.S. Federal Income Tax Matters.  The liquidation of the fund will be a taxable event for shareholders holding shares through taxable accounts.  A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder's tax basis will realize a capital gain, and if such amount is less than the shareholder's tax basis, a capital loss.  Each shareholder should consult with a tax advisor regarding the tax consequences of the liquidation.

Pursuant to the Plan of Liquidation and Termination, MFS intends to treat any cash redemption request received on or after September 14, 2016 as a liquidating distribution and to allocate undistributed net investment income and capital gains to such redeeming shareholder. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the fund has undistributed net taxable income and capital gains.

IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS

Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts ("Retirement Accounts")

If you are invested in the fund through a Retirement Account and MFS does not receive instructions from you or the account trustee or custodian on or before November 29, 2016, we will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures. If your Retirement Account is invested in the fund through a financial intermediary, contact the financial intermediary about its procedures.

401(k), Pension and Profit Sharing Plans and other tax-qualified retirement plans ("Retirement Plans")

If you are invested in the fund through a Retirement Plan, and MFS does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary on or before November 29, 2016, we will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures.  If your Retirement Plan is invested in the fund through a financial intermediary, contact the financial intermediary about its procedures.

Effective immediately, the following is added as the last paragraph under the sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information," after the first paragraph beneath the main heading "Description of Shares," and after the seventh paragraph under the sub-section entitled "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem and Exchange Shares":

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for November 30, 2016. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to liquidation. After September 28, 2016, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans. After November 28, 2016, the fund will be closed to all investment. MFS may authorize exceptions to this closure on a case-by-case basis.

1024966 1                                                                                                  ILV-SUP-I-091416